UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Horizon Pharma, Inc.

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Filed under Rule 14a-12

of the Securities Exchange Act of 1934

Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc.

SEC File No. of Horizon Pharma, Inc.: 001-35238

This Schedule 14A filing consists of a presentation that was used by Horizon Pharma, Inc. (“Horizon”) in investor meetings and will be used by Horizon at its corporate update meeting on March 27, 2014 and at the 21st Annual Future Leaders in the Biotech Industry Conference on March 28, 2014. Information contained in the presentation relating to Vidara Therapeutics International Ltd. (“Vidara”) and ACTIMMUNE® has been provided by Vidara.

Forward Looking Statements

The presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of a business combination transaction between Horizon and Vidara and the timing and benefits thereof, Horizon’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon’s ability to complete the transaction with Vidara on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Horizon, as well as the combined company, including uncertainty of the expected financial performance and results; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon’s business, including Horizon’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction with Vidara, Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520,

Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Horizon Pharma, Inc.

Filed under Rule 14a-12 of the Securities Exchange Act of 1934 Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc. SEC File No. of Horizon Pharma, Inc.: 001-35238

The following is a slide presentation relating to the proposed transactions described therein that was made available beginning on March 25, 2014.

March 2014

NASDAQ: HZNP

Forward-Looking Statements

This presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of a business combination transaction between Horizon Pharma and Vidara Therapeutics and the timing and benefits thereof, Horizon Pharma’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts. These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon Pharma’s ability to complete the transaction with Vidara on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Horizon Pharma, as well as the combined company, including uncertainty of the expected financial performance and results; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon Pharma’s business, including Horizon Pharma’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon Pharma to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

2

Additional Information

In connection with the proposed transaction, Horizon Pharma and Vidara Therapeutics will be filing documents with the SEC, including the filing by Horizon Pharma of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara Therapeutics of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon Pharma stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, Vidara THERAPEUTICS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.” Horizon Pharma and its directors and executive officers and Vidara Therapeutics and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon Pharma in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon Pharma is also included in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon Pharma as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

For full prescribing information refer to product websites.

3

Note Regarding Use of Non-GAAP Financial Measures

Horizon Pharma provides non-GAAP net income (loss) and net income (loss) per share financial measures that include adjustments to GAAP figures. These adjustments to GAAP exclude non-cash items such as stock compensation and depreciation and amortization, non-cash interest expense, and other non-cash charges. Certain one-time or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. EBITDA, or earnings before interest, taxes, depreciation and amortization, is also used and provided by Horizon Pharma as a non-GAAP financial measure. Horizon Pharma believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon Pharma’s financial performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of operational results and trends. In addition, these non-GAAP financial measures are among the indicators Horizon Pharma’s management uses for planning and forecasting purposes and measuring Horizon Pharma’s performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by Horizon Pharma may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

4

Horizon Pharma Overview

Commercial-stage company with three U.S. marketed products

DUEXIS® (ibuprofen/famotidine) – FDA approved for treating signs and symptoms of RA and OA and to decrease the risk of developing upper GI ulcers

RAYOS® (prednisone) delayed-release tablets(1) – FDA approved for RA & multiple additional indications

VIMOVO® (naproxen/esomeprazole) – acquired from AstraZeneca on November

19, 2013 and FDA approved for treating signs and symptoms of RA, OA,

Ankylosing Spondylitis and to decrease the risk of developing upper GI ulcers

Announced the acquisition of Vidara Therapeutics International Ltd. for ~$660 million and plan to become Horizon Pharma plc on March 19, 2014

Expect pro forma combined, full year 2014 revenues to be $250 to $265 million and adjusted EBITDA(2) to be $65 to $75 million

Building a profitable specialty pharma company via organic growth and product/company acquisitions

(1)	RAYOS is known as LODOTRA outside the United States
5	(2) Excluding transaction related expenses

2014 Pro Forma Financial Guidance

Pro forma combined, full year 2014 revenues of $250 to $265 million

Pro forma combined, full year 2014 adjusted EBITDA(1) of $65 to $75 million, based on Horizon’s prior GAAP to non GAAP reconciliation practice

Vidara acquisition expected to be accretive to full year 2014 GAAP and non- GAAP pro forma earnings(1)

Expect that existing cash will fund Company to cash flow positive operations

Pre-transaction, Horizon was expected to record future tax rates of high 30%’s

Stand alone Horizon was expected to transition to tax paying status in 2016

Horizon Pharma plc future expected tax rates of low-20%’s or lower

6	(1) Excluding transaction related expenses

Vidara Acquisition Overview

Accelerates Horizon’s transformation into a profitable, specialty pharma company

Expands and diversifies our revenue base with the addition of ACTIMMUNE®, which realized $58.9 million in net revenues in 2013

Complements our business model of targeted promotion to specialists and primary care physicians

Enhances our ability to drive continued organic growth

Optimize value based on understanding of the market and managed care

Minimize patient out of pocket costs

Platform facilitates our acquisition strategy

7

Pro Forma Horizon Pharma plc

Portfolio & Financial Guidance
- Four products marketed in the U.S.
- $250 - $265 million in pro forma combined, full year 2014 revenues
- $65 - $75 million in pro forma combined, adjusted full year 2014 EBITDA[1]

Combined Company Ownership
- Horizon – ~74%; Vidara – ~26%
- Approximately 100 million ordinary shares
- Approximately 122 million fully-diluted shares at closing

Shareholder Votes
- Horizon board-represented funds entered into voting agreements representing ~20% of the outstanding shares
- All necessary Vidara shareholder approvals achieved

Board of Directors
- Tim Walbert, chairman, president and CEO, Horizon Pharma, Inc.
- Six current independent directors of Horizon
- Virinder Nohria, M.D., Ph.D. (president and CMO, Vidara)

Management
- Horizon executive management team to lead combined company
- Vidara executives join Horizon in leadership roles

(1) Excluding transaction related expenses

8

Overview of Vidara Therapeutics Limited

Biopharmaceutical company focused on orphan indications and diseases with high unmet medical needs

ACTIMMUNE

Recombinant biologic for chronic granulomatous disease (CGD) and severe, malignant osteopetrosis (SMO)

ACTIMMUNE sales force with orphan and biologic experience

Investments in ACTIMMUNE growth

Ongoing initiatives to increase diagnosis and improve compliance

Total headcount: 24

Corporate structure

Irish headquarters: Dublin

Bermuda headquarters: Hamilton (IP & BLA)

Overview of ACTIMMUNE

FDA Approvals

Reducing the frequency and severity of serious infections associated with CGD

Delaying time to disease progression in patients with SMO

Physician-directed research in interferon gamma-1b has indicated its potential clinical utility as an immune system modulator in other difficult to treat diseases

ACTIMMUNE demand is growing

60%+ growth in average weekly CGD/SMO patients since June 2012 (acquisition of

ACTIMMUNE)

Manufactured by Boehringer Ingelheim in Europe

Commercial rights in U.S., Canada, Japan and certain Latin America, Asian and other ROW territories

Two U.S. patents extending to 2022; perpetual Genentech know-how license

ACTIMMUNE Approved Indications

CGD

- Primary immune deficiency in which phagocytes fail to produce superoxide, leading to an inability to kill harmful microorganisms such as bacteria and fungi
- Severe recurrent bacterial and / or fungal infections often require hospitalization and special treatment; usually diagnose d before five years of age
- Estimated prevalence: ~1:200,000 live births; 900-1,600 living patients in the U.S.
- Triple prophylactic therapy is the standard of care (ACTIMMUNE + antibiotic + antifungal)

SMO

- A congenital disorder of bone resorption by osteoclasts resulting in impaired bone remodeling; also known as "marble bone" disease and Albers-Schonberg disease
  - *"Malignant" osteopetrosis is a severe autosomal recessive form*
- Usually presents in the first year of life, frequently within the first three months
- Estimated prevalence: ~1:200,000-500,000 live births; 85-215 living patients
- ACTIMMUNE delays time to disease progression and benefits patients by increasing red blood cell production and bone resorption

11

ACTIMMUNE Pipeline Opportunities

Over 200 various studies listed on www.clinicaltrials.gov

Investigator initiated studies (not all company supported)

Most advanced is in Friedreich’s Ataxia, in which a 12 patient study conducted by the Friedreich’s Ataxia Research Alliance is nearing completion

Assess data prior to developing next steps

Early work in Eczema Herpeticum

Linked to Atopic Dermatitis

Follow up work being pursued with investigators

Early in process of determining priorities and plans

HZNP/Vidara Transaction—Next Steps

Subject to File customary preliminary closing proxy conditions and statement regulatory and approvals

SEC effectiveness

Horizon stockholder

approval d

Antitrust clearance

Expected to close mi-year 2014

Transaction will be taxable to Horizon U.S.

shareholders

•	Horizon Pharma plc

s-4 (Cotent missing)

shares to be traded on

NASDAQ

Portfolio of Marketed Products

Primary Care Brands Specialty Brands

U.S.

Ex-U.S.

DUEXIS Overview

250 Sales Reps Promoting to Primary Care and ORS

LARGE MARKET OPPORTUNITY

- Large NSAID market *(>100M TRx/year)*
- Ibuprofen leading NSAID in U.S. with *over 33M TRx/year*
- Significant need for gastro-protective agents
- Leads to *107k* hospitalizations and *16.5k* deaths/year

MANAGED CARE

- Branded NSAIDs in Tier 3 position
- Monthly WAC of $799, average WAC/Rx of ~$710
- *85%* of claims approved
- *93%* of patients with co-pay of *<$20 per month*

COMMERCIAL EXECUTION

- Q4 2013 TRx +13.2% vs. Q3 2013*
- 2013 TRx +122% vs. 2012*
- January TRx dollars of ~$12.3M**
- February TRx dollars of ~11.7M**

*Source: *Monthly data - Source Healthcare Analytics (SHA), ** Monthly data - IMS*

15

HORIZON

DUEXIS Continuing Strong Performance

DUEXIS Quarterly Monthly DUEXIS NRx and TRx* Net Sales Growth ($M)

Price Increase TRx from $677 WAC

Price Increase

25,000 to $799 WAC $35

NRx from $502 WAC 23.1 to $677 WAC

Price Increase $30 20,000 from $198 WAC to $502 WAC 21.5 ++ $25

15,000

Sales Force $20 Expansion $15 9.5 10,000

$10 4.9 5.7 +

5,000

$5 2.4

0.9 1.4

0 $0

12 12 12 12 12 12 12 12 12 12 12 12 13 13 13 13 13 13 13 13 13 13 13 13 14 14 Q1:12 Q2:12 Q3:12 Q4:12 Q1:13 Q2:13 Q3:13 Q4:13 Jan Feb Mar Apr May Jun Jul Aug Sep Oct NovDecJanFebMar Apr MayJun Jul Aug Sep Oct Nov Dec Jan Feb

Source: Healthcare Analytics (SHA) PHAST Retail Audit.

+ Includes one-time amount of $1.4M due to change in timing of revenue recognition.

++ Includes one time reversal of managed care rebate in the amount of $2.4M

*	0 5,000 10,000 15,000 20,000 25,000

9-Dec

Source: 30-Dec The

20-Jan 10-Feb 2-Mar 23-Mar 13-Apr

Healthcare 4-May 16%

25-May 15-Jun

6-Jul Adopters

27-Jul Number

Unique

Analytics 17-Aug

7-Sep of

28-Sep increase

(SHA) 19-Oct

Added 9-Nov Number

30-Nov Unique 21-Dec over

Prescriber 11-Jan

1-Feb of 22-Feb last Unique 200+ 15-Mar

Level 3

5-Apr Adopters

26-Apr Data 17-May 7-Jun new 28-Jun

19-Jul months (>5 Continues

9-Aug

30-AugWriters*

20-Sep Prescribers

11-Oct

1-Nov to

22-Nov DUEXIS

writers 13-Dec

Rx/week) +16%

every

500 1,000 1,500 2,000 2,500 0

9-Dec 30-Dec

20-Jan Over Unique week 10-Feb 2-Mar +30% 23-Mar

for 13-Apr Accelerate

4-May Last 25-May Number 15-Jun 30% 3 6-Jul

of

last 27-Jul Over 17-Aug 7-Sep

16 28-Sep 19-Oct

9-Nov increase

30-Nov Last 21-Dec Unique 11-Jan 3

1-Feb over Months

22-Feb Prescribers

15-Mar 5-Apr last

months* 26-Apr 3

17-May and 7-Jun

28-Jun Adopters

19-Jul and 9-Aug

30-Aug months Months*

20-Sep (5+ 11-Oct 1-Nov 22-Nov 13-Dec TRx)*

Prescriptions-Made-Easy™ (PME) Specialty Pharmacy Program Driving Prescriptions

27% of DUEXIS Prescriptions Processed Through PME in Q4 2013

Refill Rate

Rx Filled Fill Rate1 2

(After Three Months)

1,200 90% 0.85 1.20

1.18

80% 1.18

1,000

70% 1.16

0.62

800 1.14

60%

50% 1.12

600 1.10 1.09 40% 1.08

400 30%

1.06

20%

200 1.04 10% 1.02

0 0% 1.00

5/115/185/256/16/86/156/226/297/67/137/207/278/38/108/178/248/319/79/149/219/2810/5 11/211/9 12/7

10/1210/1910/26 11/1611/2311/30 12/1412/21 National Average PME National Average PME

1. National Average fill rate calculated by subtracting Source Healthcare Analytics (SHA) PHAST Retail Audit national average rejections and reversals from total patients that had a claim adjudicated (1 – rejections – reversals) and Pharmacy Pilot fill rate based on total patients contacted by the pharmacy that provide insurance information and fill their prescription (total patients that fill Rx / total patients that are contacted and have insurance information)

2. National Average refill rate based on Source Healthcare Analytics (SHA) PHAST Retail Audit

VIMOVO – Focus on Commercial Payors

Acquired November 18, 2013 from AstraZeneca for $35M one-time payment

VIMOV

Naproxen and

Esomeprazole

Magnesium Delayed

Release Tablets

Approved in the U.S. for

the Relief of Signs and

Symptoms of

Osteoarthritis,

Rheumatoid Arthritis,

and Ankylosing

Spondylitis*

Key Highligh

Synergistic product acquisition

Leverages commercial infrastructure

Focus on commercial payors

Ability to maximize value (via price) to

HZNP and patient (lower co-pay) allows for rapid potential acceleration of VIMOVO revenues

Historical U.S. Revenues** VIMOVO Payor Mix

Commercial 295,319 78.8%

2012 2013 Medicare 58,124 15.5%

Medicaid 9,260 2.5%

$25 million+ $21 million+ Cash 12,297 3.3%

Total 375,000 100.0%

* For full list of indications, see full prescribing information at: www.VIMOVO.com; ** AstraZeneca Annual Report – 2011, 2012

19 + At gross-to-net of approximately 50%; HZNP expects VIMOVO (post 1.1.2014) gross-to-net to be mid-forties

VIMOVO Off to Strong Start in 2014

250 Primary Care Reps + 40 Specialty Reps Selling VIMOV

HZNP - Full Launch of VIMOVO on February 3, 2014

LARGE MARKET MANAGED COMMERCIAL

OPPORTUNITY CARE EXECUTION

Large NSAID market

(>100M TRx/year)

Naproxen NSAID in

U.S. with over 16M

TRx/year

Significant need for gastro-protective agents

Leads to 107k hospitalizations and

16.5k deaths/year

Branded NSAIDs in Tier 3 position

VIMOVO priced at monthly WAC of $799,

WAC/TRx of ~$840

97% of patients with co-pay of $0 per month

February 2014 NRx +18% vs. January

2014*

February 2014 TRx +0% vs. January 2014*

January 2014 IMS TRx dollars of $18.6M*

February 2014 IMS

TRx dollars of $18.6M*

*	Monthly data - IMS

Significant Market Opportunity for both DUEXIS and VIMOVO with Minimal Overlap

Underlying Market Potential

The market potential for ibuprofen and naproxen underlying NSAID is large, segmented and largely untapped…



Weekly New Rx (K)
600
500
400
300
200
100
0
Generic Ibuprofen
DUEXIS
Generic Naproxen
VIMOVO

Minimal Overlap with Existing Targets

…leading to limited overlap in existing writers of DUEXIS and VIMOVO…

*There is only ~30% TRx overlap of DUEXIS and VIMOVO prescribers**



DUEXIS Prescribers
VIMOVO Prescribers

Product Positioning

…DUEXIS and VIMOVO are highly synergistic and meet different patient needs

DUEXIS as the *"Smarter Ibuprofen"*

- Focus on HCPs that need *best-in-class pain relief and protection* (rapid onset, gold standard efficacy, etc.)
- Focus on underlying Ibuprofen prescribers

VIMOVO as the *"Smarter Naproxen"*

- Focus on HCPs that need an NSAID, but are also *concerned with protection* (gold-standard protection, etc.)
- Focus on underlying Naproxen prescribers

** Source: Healthcare Analytics (SHA) Prescriber Level Data from June 2013 – August 2013*

21

RAYOS Commercial Overview

Q4 2013 TRx +18% vs. Q3 2012

HIGH UNMET NEED IN RA & PMR

- 1.8M RA Patients, majority suffer from morning symptoms
- 1.1M PMR Patients, majority suffer from morning symptoms
- ~10M annual TRx
- ~3M annual prednisone Rx's

MANAGED CARE OVERVIEW

- Majority Tier 3 position
- RAYOS priced at *$933 WAC per 30-count bottle, WAC per Rx of $1,530*
- *91%* of claims approved
- Ensure patient access with *co-pay of $5 per month*

COMMERCIAL UPDATE

- 40 Rheum Specialists calling on 3000+ rheumatologists
- February 2014 NRx *+7%* vs. January 2014*
- February 2014 TRx *+3%* vs. January 2014*
- February 2014 TRx dollars of *$1.5M, +8%* vs. January 2014*

** IMS Monthly Prescriptions/Prescription Value*

22

HORIZON

Horizon Pharma, Inc.

Financials

Q4 and FY 2013 Financials

Net Sales by Product

% Change from Q3 12-Months Ended % Change from 12-Months

Q4 2013

2013 December 31, 2013 Ended December 31, 2012

DUEXIS $23.1 7% $59.0 473%

VIMOVO $1.0 NM $1.0 NM

RAYOS $3.2 70% $5.8 NM

LODOTRA $2.8 291% $8.2 0%

Total Net Sales $30.1 25% $74.0 293%

Net loss for the fourth quarter of 2013 was $102.9 million, or $1.56 per share, on a U.S. GAAP basis

Financial Highlights

Capitalization(1)

Pro Forma for

3/18/14(2)

Vidara Acquisition(3) Basic Shares Outstanding 68.6 99.9 Fully Diluted Shares Outstanding(4) 90.3 121.6

Debt

Debt $150.0 $400.0

Cash and cash equivalents balance as of 12/31/13 was $80.5 million

(1) In millions.

(2) Includes all issued and outstanding securities, vested and unissued RSUs and contingent stock options.

(3) Assumes no existing warrants, options or RSUs are exercised between 3/18/14 and closing.

(4) Excludes shares issuable upon conversion of $150 million convertible note.

Horizon Pharma Corporate Strategy

DRIVE DUEXIS, VIMOVO and RAYOS Penetration

Integrate Vidara

Aggressive Business

Development

PartnerEX-E U.

Ensure Exclusivity

250 reps targeting PCP and ORS with DUEXIS & VIMOVO

Minimal (30%) overlap of DUEXIS/VIMOVO targets

Promote RAYOS and VIMOVO to rheumatologists (40 reps)

Increase penetration and value of ACTIMMUNE

24 total employees, 10 sales and marketing

Explore additional indications

Acquire products/companies with on-market assets

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LODOTRA Mundipharma Partnership (ex-U.S.)

DUEXIS Grünenthal Partnership in Latin America

DUEXIS: Settled litigation with PAR; protection to 2023

VIMOVO:8 Issued U.S. Patents (exp. 2023)

RAYOS: 5 Issued U.S. Patents (exp. 2020–2028)

ACTIMMUNE : 2 Issued U.S. patents (exp. 2022); biologic

Horizon Pharma, Inc.

Filed under Rule 14a-12 of the Securities Exchange Act of 1934 Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc. SEC File No. of Horizon Pharma, Inc.: 001-35238

The following is a slide presentation relating to the proposed transactions described therein that was made available beginning on March 25, 2014.

March 2014

NASDAQ: HZNP